Exhibit 99.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ronald L. Frank, the chief financial officer of Ecology and Environment, Inc. (the "Company") hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: that the Form 10-Q of the Company for the three months ended October 26, 2002 accompanying this certification (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company. This Certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Date:  December 12, 2002

                                By:   RONALD L. FRANK
                                     --------------------------------
                                      RONALD L. FRANK
                                      EXECUTIVE VICE PRESIDENT,
                                      SECRETARY, TREASURER AND
                                      CHIEF FINANCIAL OFFICER -
                                      PRINCIPAL FINANCIAL OFFICER